UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event Reported): April 21, 2006

                                  EQUINIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-31293                 77-0487526
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


                           301 Velocity Way, 5th Floor
                          Foster City, California 94404
                                 (650) 513-7000
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                   (Addresses of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On April 26, 2006, Equinix, Inc. ("Equinix") issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1. Equinix released certain non-GAAP information in the press release. Attached to the press release is a reconciliation to the non-GAAP information.

     On April 26, 2006, in connection with the issuance of the press release, Equinix will hold a conference call to discuss the press release.


Item 5.02. Departure of Director

     Mr. Michelangelo Volpi, a member of the Board of Directors (the "Board") of Equinix, Inc. ("Equinix"), has given Equinix notice that he will not stand for re-election to the Board at Equinix's Annual Meeting of Stockholders to be held on June 8, 2006. Mr. Volpi joined Equinix's Board in November 1999 and served as a member of the Board's Compensation Committee. Mr. Volpi has decided not to stand for re-election in order to dedicate more time to his business priorities. Mr. Volpi will remain on the Equinix Board until June 8, 2006.


Item 9.01. Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Press Release of Equinix, Inc. dated April 26, 2006, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     EQUINIX, INC.


DATE: April 26, 2006                                 By: /s/ KEITH D. TAYLOR
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                                                         Keith D. Taylor
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


          Exhibit
          Number                     Description
          ------                     -----------

          99.1                       Text of Press Release dated April 26, 2006.